                      Supplement dated September 7, 2001
                                      to
                         Prospectus dated May 1, 2001

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                        PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                (314) 862-2211

                With funds through MFS Variable Insurance Trust


This supplement contains additional information and should be read and maintained with the prospectus identified above.

 .   The table on the first page of the prospectus is amended by adding the following funds:

     MFS Mid Cap Growth Series              MFS Global Equity Series

 .   The table on page 7 is amended by adding the following information:

                                                                                                    Total
                                                                                                   Annual
                 Fund                        Management Fees          Other Expenses /(1)/        Expenses
                 ----                        ---------------          ------------------          --------
MFS Mid Cap Growth Series/(1,2)/                  0.75%                       1.46%                 2.21%
MFS Global Equity Series/(1,2)/                   1.00%                       1.76%                 2.76%

(1) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, Total Annual Expenses would be lower for each series and would equal:

MFS Mid Cap Growth Series                                         0.90%
MFS Global Equity Series                                          1.15%

/(2)/ MFS has contractually agreed subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expenses offset arrangement described above", do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.15% for the Mid Cap Growth Series and 0.15% for the MFS Global Equity Series.

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 .   The Separate Account section beginning on page 11 is amended by adding the following to the end of the section:

MFS Mid Cap Growth Series

MFS Mid Cap Growth Series seeks to provide long-term growth of capital. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalization which the series' investment adviser believes have above-average growth potential.

MFS Global Equity Series

MFS Global Equity Series seeks to provide capital appreciation. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts for those securities, of U.S. and foreign (including emerging market) issuers.

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